UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

☒ Filed by the Registrant	☐ Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a–12

ROLLINS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ROLLINS, INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 26, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Rollins, Inc. 2021 Annual Report and 2022 Proxy Statement, which includes a proxy card, are available at www.viewproxy. com/ROL/2022. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 12, 2022, to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. The Company is monitoring the situation with COVID-19 (Coronavirus), and in the interest of health and safety, we may hold our meeting solely by means of remote communication. We will announce any such updates as promptly as practicable, and details on how to participate will be issued by press release, posted on our website, and filed with the SEC as additional proxy materials. This is not a ballot. You cannot use this notice to vote your shares in Rollins, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and permanent delivery preference for future meetings may be requested by one of the following methods AT NO CHARGE TO YOU: Go to www.viewproxy.com/ROL/2022. Have the 11-digit control number available when you access the website and follow the instructions. INTERNET TELEPHONE 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. E-MAIL You must use the 11-digit control number located in the box below to vote via Internet or to request proxy materials. CONTROL NO. To the Stockholders of ROLLINS, INC. Notice is hereby given that the Annual Meeting of Stockholders of Rollins, Inc., for Stockholders as of March 1, 2022, will be held on April 26, 2022, at 12:30 p.m. (local time) at 2170 Piedmont Road, N.E., Atlanta, GA 30324 for the following purposes: 1. To elect four Class III director nominees to serve as directors of the Company until our 2025 annual meeting of stockholders or until their successors are duly elected and qualified; 01 Susan R. Bell02 Donald P. Carson03 Louise S. Sams04 John F. Wilson 2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; 3. To consider and vote on a proposal to approve the Rollins, Inc. 2022 Employee Stock Purchase Plan; and NOTE: To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment of the meeting. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

ROLLINS, INC. 2170 Piedmont Road, N.E. Atlanta, GA 30324 PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE The following proxy materials are available to you to review: • The Rollins, Inc. 2021 Annual Report and 2022 Proxy Statement, which includes a proxy card HOW TO ACCESS YOUR PROXY MATERIALS View Online: Have your 11-digit control number in hand and visit http://www.viewproxy.com/ROL/2022 Request and Receive a Paper or E-Mail Copy: By Internet: http://www.viewproxy.com/ROL/2022 By Telephone: 1-877-777-2857 TOLL FREE By E-Mail: requests@viewproxy.com. Please include “Rollins, Inc.” and your 11-digit control number in the subject line; do not include any other text or message in the e-mail. VOTING METHODS Via Internet: Go to http://www.AALvote.com/ROL. Have your 11-digit control number available and follow the prompts. No other personal information is necessary to vote. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card. Via Mail: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by mail. Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone. In Person: You may vote your shares in person at the 2022 Annual Meeting on April 26, 2022, at 12:30 p.m. (local time) at the Rollins, Inc. Corporate Offices at 2170 Piedmont Road, N.E., Atlanta, GA 30324. If you wish to attend the 2022 Annual Meeting, please follow the instructions in the materials and bring this notice and proper identification with you to the 2022 Annual Meeting. The Company is monitoring the situation with COVID-19 (Coronavirus), and in the interest of health and safety, we may hold our meeting solely by means of remote communication. We will announce any such updates as promptly as practicable, and details on how to participate will be issued by press release, posted on our website, and filed with the SEC as additional proxy materials.